Exhibit 99.2

Assurant, Inc. (AIZ)

Financial Supplement as of September 30, 2007

ASSURANT, INC. AND SUBSIDIARIES

FINANCIAL SUPPLEMENT

AS OF SEPTEMBER 30, 2007

INDEX TO SUPPLEMENT

Page:
REGULATION G – NON GAAP FINANCIAL MEASURES	1

SUMMARY FINANCIAL HIGHLIGHTS (unaudited)	2

SEGMENTED CONDENSED BALANCE SHEETS (unaudited)	4

RECONCILIATION OF NET OPERATING INCOME TO NET INCOME (unaudited)	5

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS (unaudited)	6

CONDENSED SEGMENT STATEMENTS OF OPERATIONS (unaudited)	7

INVESTMENTS (unaudited)	15

INVESTMENT RESULTS BY ASSET CATEGORY & ANNUALIZED YIELDS (unaudited)	16

SUMMARY OF NET OPERATING INCOME DISCLOSED ITEMS (unaudited)	17

About Assurant:

Assurant is a premier provider of specialized insurance products and related services in North America and selected other international markets. The four key businesses – Assurant Solutions; Assurant Specialty Property; Assurant Health; and Assurant Employee Benefits – have partnered with clients who are leaders in their industries and have built leadership positions in a number of specialty insurance market segments in the U.S. and selected international markets. The Assurant business units provide debt protection administration; credit-related insurance; warranties and service contracts; pre-funded funeral insurance; creditor-placed homeowners insurance; manufactured housing homeowners insurance; individual health and small employer group health insurance; group dental insurance; group disability insurance; and group life insurance.

Assurant, a Fortune 500 company and a member of the S & P 500, is traded on the New York Stock Exchange under the symbol AIZ. Assurant has more than $25 billion in assets and $7 billion in annual revenue. Assurant has more than 13,000 employees worldwide and is headquartered in New York’s financial district. www.assurant.com.

Safe Harbor Statement:

Some of the statements included in this statistical supplement, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For a discussion of the factors that could affect our actual results please refer to the risk factors identified from time to time in our SEC reports, including, but not limited to our 10-K, as filed with the SEC.

Regulation G – Non GAAP Financial Measures

Assurant uses the following non-GAAP financial measures to analyze the Company’s operating performance for the periods presented in this financial supplement. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.

(1) Assurant uses net operating income as an important measure of the company’s operating performance. Net operating income equals net income, excluding net realized gains (losses) on investments and unusual and/or infrequent items. The Company believes net operating income provides investors a valuable measure of the performance of the Company’s ongoing business, because it excludes both the effect of realized gains (losses) on investments that tend to be highly variable from period to period, and those events that are unusual and/or unlikely to recur.

Assurant, Inc. and Subsidiaries

Summary Financial Highlights

(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
($ in thousands, except shares and per share amounts)	2007	2006	2007	2006
Net operating income (1)	$195,690	$153,042	$539,812	$466,520
Net realized losses on investments	(8,499)	(1,739)	(6,884)	(3,156)

Net income before cumulative effect of change in accounting principle	187,191	151,303	532,928	463,364
Cumulative effect of change in accounting principle	—	—	—	1,547

Net income	$187,191	$151,303	$532,928	$464,911

Total revenues	$2,148,192	$1,984,079	$6,270,182	$5,862,951
PER SHARE AND SHARE DATA:
Basic earnings per common share
Net operating income	$1.65	$1.22	$4.48	$3.64
Net income before cumulative effect of change in accounting principle	$1.58	$1.20	$4.43	$3.62
Net income	$1.58	$1.20	$4.43	$3.63
Weighted average common shares outstanding - basic	118,447,175	125,793,731	120,404,471	128,078,026
Diluted earnings per common share
Net operating income	$1.63	$1.20	$4.42	$3.59
Net income before cumulative effect of change in accounting principle	$1.56	$1.18	$4.37	$3.57
Net income	$1.56	$1.18	$4.37	$3.58
Weighted average common shares outstanding - diluted	119,741,434	127,766,049	122,062,011	129,877,613

Assurant, Inc. and Subsidiaries

Summary Financial Highlights (continued)

(Unaudited)

($ in thousands, except shares and per share amounts)	As of September 30, 2007	As of December 31, 2006
Total assets	$26,568,380	$25,165,148
Total stockholders’ equity	$3,923,065	$3,832,597
Total stockholders’ equity (excluding AOCI)	$3,925,551	$3,744,533
Basic book value per share	$33.33	$31.26
Basic book value per share (excluding AOCI)	$33.36	$30.54
Shares outstanding for basic book value per share calculation	117,689,194	122,618,317
Diluted book value per share	$32.97	$30.68
Diluted book value per share (excluding AOCI)	$32.99	$29.97
Shares outstanding for diluted book value per share calculation	118,975,328	124,926,639
Debt to total capital ratio (excluding AOCI)	20.2%	21.0%

Assurant, Inc. and Subsidiaries

Segmented Condensed Balance Sheets

At September 30, 2007 and December 31, 2006

(Unaudited)

	At September 30, 2007
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$7,712,578	$2,133,325	$1,163,159	$2,640,335	$750,616	$14,400,013
Reinsurance recoverables	705,303	270,066	5,468	17,723	2,922,066	3,920,626
Deferred acquisition costs	2,513,207	169,005	38,548	25,339	—	2,746,099
Goodwill	—	—	—	—	801,709	801,709
Assets held in separate accounts	262,493	—	—	—	3,042,724	3,305,217
Other assets	627,161	308,462	83,080	188,107	187,906	1,394,716

Total assets	11,820,742	2,880,858	1,290,255	2,871,504	7,705,021	26,568,380

Liabilities
Policyholder benefits and claims payable	4,635,665	297,886	533,969	1,925,436	3,189,263	10,582,219
Unearned premiums	3,977,058	981,906	127,221	11,985	44,038	5,142,208
Debt	—	—	—	—	971,831	971,831
Mandatorily redeemable preferred stock	—	—	—	—	21,160	21,160
Liabilities related to separate accounts	262,493	—	—	—	3,042,724	3,305,217
Accounts payable and other liabilities	1,280,614	493,873	200,600	308,490	339,103	2,622,680

Total liabilities	10,155,830	1,773,665	861,790	2,245,911	7,608,119	22,645,315
Stockholders’ equity
Equity, excluding accumulated other comprehensive loss	1,664,912	1,107,193	428,465	625,593	99,388	3,925,551
Accumulated other comprehensive loss	—	—	—	—	(2,486)	(2,486)

Total stockholders’ equity	1,664,912	1,107,193	428,465	625,593	96,902	3,923,065

Total liabilities and stockholders’ equity	$11,820,742	$2,880,858	$1,290,255	$2,871,504	$7,705,021	$26,568,380

	At December 31, 2006
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$6,875,585	$1,473,357	$1,150,679	$2,569,710	$1,347,486	$13,416,817
Reinsurance recoverables	721,134	290,653	5,239	22,872	2,875,074	3,914,972
Deferred acquisition costs	2,168,708	148,635	53,059	27,504	—	2,397,906
Goodwill	—	—	—	—	790,519	790,519
Assets held in separate accounts	255,784	—	—	—	3,042,759	3,298,543
Other assets	615,941	277,028	69,131	186,251	198,040	1,346,391

Total assets	10,637,152	2,189,673	1,278,108	2,806,337	8,253,878	25,165,148

Liabilities
Policyholder benefits and claims payable	4,253,205	278,664	556,726	1,936,662	3,153,252	10,178,509
Unearned premiums	3,431,658	820,533	119,934	12,694	45,074	4,429,893
Debt	—	—	—	—	971,774	971,774
Mandatorily redeemable preferred stock	—	—	—	—	22,160	22,160
Liabilities related to separate accounts	255,784	—	—	—	3,042,759	3,298,543
Accounts payable and other liabilities	1,131,710	337,563	184,683	241,369	536,347	2,431,672

Total liabilities	9,072,357	1,436,760	861,343	2,190,725	7,771,366	21,332,551
Stockholders’ equity
Equity, excluding accumulated other comprehensive income	1,564,795	752,913	416,765	615,612	394,448	3,744,533
Accumulated other comprehensive income	—	—	—	—	88,064	88,064

Total stockholders’ equity	1,564,795	752,913	416,765	615,612	482,512	3,832,597

Total liabilities and stockholders’ equity	$10,637,152	$2,189,673	$1,278,108	$2,806,337	$8,253,878	$25,165,148

(1)	Corporate and Other segment includes Accumulated Other Comprehensive Income (Loss), Reinsurance Recoverables related to the disposal of FFG and LTC businesses, goodwill, separate accounts related to the disposal of FFG business and all of Assurant, Inc.’s debt.

Assurant, Inc. and Subsidiaries

Reconciliation of Net Operating Income to Net Income

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands, net of tax)	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	September 30, 2007	September 30, 2006
Assurant Solutions	$37,377	$30,210	$44,069	$39,810	$41,707	$37,148	$39,747	$111,656	$118,602
Assurant Specialty Property	114,682	90,207	74,434	63,956	53,445	59,276	64,444	279,323	177,165
Assurant Health	39,365	33,838	40,524	36,960	44,847	41,016	45,096	113,727	130,959
Assurant Employee Benefits	20,392	21,475	28,957	19,428	24,400	20,590	19,185	70,824	64,175
Corporate and other	(11,583)	(2,862)	(7,632)	(19,908)	(7,535)	(4,930)	(439)	(22,077)	(12,904)
Amortization of deferred gains on disposal of businesses	5,394	5,360	5,427	5,861	6,128	6,514	5,741	16,181	18,383
Interest expense	(9,937)	(9,942)	(9,943)	(9,949)	(9,950)	(9,955)	(9,955)	(29,822)	(29,860)

Net operating income	195,690	168,286	175,836	136,158	153,042	149,659	163,819	539,812	466,520
Adjustments:
Net realized (losses) gains on investments	(8,499)	(2,006)	3,621	75,868	(1,739)	1,477	(2,894)	(6,884)	(3,156)
Assurant Solutions legal settlement	—	—	—	40,481	—	—	—	—	—

Net income before cumulative effect of change in accounting principle	187,191	166,280	179,457	252,507	151,303	151,136	160,925	532,928	463,364
Cumulative effect of change in accounting principle	—	—	—	—	—	—	1,547	—	1,547

Net income	$187,191	$166,280	$179,457	$252,507	$151,303	$151,136	$162,472	$532,928	$464,911

Assurant, Inc. and Subsidiaries

Consolidated Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	September 30, 2007	September 30, 2006
Revenues:
Net earned premiums and other considerations	$1,893,388	$1,798,687	$1,759,509	$1,768,160	$1,717,640	$1,685,322	$1,672,653	$5,451,584	$5,075,615
Net investment income	194,049	190,302	216,896	183,014	180,672	180,438	192,562	601,247	553,672
Net realized (losses) gains on investments	(13,076)	(3,086)	5,570	116,720	(2,675)	2,272	(4,452)	(10,592)	(4,855)
Amortization of deferred gains on disposal of businesses	8,298	8,246	8,349	9,017	9,428	10,022	8,833	24,893	28,283
Fees and other income*	65,533	70,578	66,939	130,722	79,014	71,036	60,186	203,050	210,236

	2,148,192	2,064,727	2,057,263	2,207,633	1,984,079	1,949,090	1,929,782	6,270,182	5,862,951

Benefits, losses and expenses:
Policyholder benefits	936,286	903,081	890,449	886,747	888,317	874,204	889,679	2,729,816	2,652,200
Selling, underwriting, general and administrative expenses	912,473	893,876	873,999	915,398	849,414	827,408	782,432	2,680,348	2,459,254
Interest expense	15,288	15,296	15,297	15,306	15,307	15,315	15,315	45,881	45,937

	1,864,047	1,812,253	1,779,745	1,817,451	1,753,038	1,716,927	1,687,426	5,456,045	5,157,391

Income before provision for income taxes and cumulative effect of change in accounting principle	284,145	252,474	277,518	390,182	231,041	232,163	242,356	814,137	705,560
Provision for income taxes	96,954	86,194	98,061	137,675	79,738	81,027	81,431	281,209	242,196

Net income before cumulative effect of change in accounting principle	187,191	166,280	179,457	252,507	151,303	151,136	160,925	532,928	463,364
Cumulative effect of change in accounting principle	—	—	—	—	—	—	1,547	—	1,547

Net income	$187,191	$166,280	$179,457	$252,507	$151,303	$151,136	$162,472	$532,928	$464,911

Share repurchase program:
Shares repurchased	2,283,100	1,984,400	1,421,833	1,826,416	3,081,000	2,140,000	1,416,800	5,689,333	6,637,800
Average repurchase price per share	$52.07	$58.56	$54.48	$54.45	$50.34	$48.43	$45.17	$54.94	$48.62
Repurchase price	$118,887	$116,216	$77,460	$99,444	$155,109	$103,630	$64,001	$312,563	$322,740
AIZ Closing stock price (NYSE)	$53.50	$58.92	$53.63	$55.25	$53.41	$48.40	$49.25	$53.50	$53.41
Investment yield (1)	5.73%	5.69%	5.66%	5.73%	5.66%	5.83%	5.75%	5.68%	5.70%
Real estate investment income (1)	$534	$2,972	$33,540	$614	$3,229	$—	$14,735	$37,046	$17,964

(1)	Investment yield excludes investment income from real estate partnerships.

*	The three months ended December 31, 2006 includes $62,278 related to a legal settlement in Assurant Solutions. See page 7.

Assurant Solutions

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	September 30, 2007	September 30, 2006
Revenues:
Net earned premiums and other considerations	$649,915	$618,675	$583,011	$617,798	$591,237	$592,182	$570,388	$1,851,601	$1,753,807
Net investment income	105,631	100,784	112,017	99,852	96,625	98,951	97,082	318,432	292,658
Fees and other income*	36,623	40,957	38,051	38,516	47,262	39,525	34,170	115,631	120,957

	792,169	760,416	733,079	756,166	735,124	730,658	701,640	2,285,664	2,167,422

Benefits, losses and expenses:
Policyholder benefits	284,755	258,527	243,344	252,296	250,886	247,208	248,380	786,626	746,474
Selling, underwriting, general and administrative expenses	451,510	455,140	427,645	446,185	424,284	424,429	394,878	1,334,295	1,243,591

	736,265	713,667	670,989	698,481	675,170	671,637	643,258	2,120,921	1,990,065

Income before provision for income taxes	55,904	46,749	62,090	57,685	59,954	59,021	58,382	164,743	177,357
Provision for income taxes*	18,527	16,539	18,021	17,875	18,247	21,873	18,635	53,087	58,755

Net operating income*	$37,377	$30,210	$44,069	$39,810	$41,707	$37,148	$39,747	$111,656	$118,602

Net earned premiums and other considerations:
Domestic:
Credit	$75,638	$76,109	$80,921	$86,185	$88,470	$98,206	$95,851	$232,668	$282,527
Service contracts	292,762	280,274	261,863	278,691	255,962	256,135	249,982	834,899	762,079
Other	14,496	15,517	16,689	19,791	18,034	19,759	23,699	46,702	61,492

Total Domestic	382,896	371,900	359,473	384,667	362,466	374,100	369,532	1,114,269	1,106,098

International:
Credit	98,431	92,413	96,877	104,288	104,372	97,612	88,210	287,721	290,194
Service contracts	64,561	62,543	42,717	41,449	18,868	24,416	14,761	169,821	58,045
Other	8,307	10,260	8,979	15,158	24,327	13,311	13,933	27,546	51,571

Total International	171,299	165,216	148,573	160,895	147,567	135,339	116,904	485,088	399,810

Preneed	95,720	81,559	74,965	72,236	81,204	82,743	83,952	252,244	247,899

Total	$649,915	$618,675	$583,011	$617,798	$591,237	$592,182	$570,388	$1,851,601	$1,753,807

Fee income:
Domestic:
Debt protection	$7,415	$7,469	$8,750	$13,523	$13,698	$13,750	$13,082	$23,634	$40,530
Service contracts	16,679	17,190	16,877	15,872	23,556	14,432	12,567	50,746	50,555
Other	6,320	5,205	6,493	4,092	4,884	4,796	4,022	18,018	13,702

Total Domestic	30,414	29,864	32,120	33,487	42,138	32,978	29,671	92,398	104,787

International	5,179	4,384	4,492	4,433	4,069	4,165	4,276	14,055	12,510
Preneed	1,030	6,709	1,439	596	1,055	2,382	223	9,178	3,660

Total	$36,623	$40,957	$38,051	$38,516	$47,262	$39,525	$34,170	$115,631	$120,957

*	For supplemental purposes, segment net operating income for the three months ended December 31, 2006 excludes $62,278 of fees and other income and related tax expense of $21,797 resulting from a third-party legal settlement. These amounts are included in the Consolidated Statements of Operations for the three months ended December 31, 2006 in this disclosure (see Page 5). In compliance with GAAP and SEC reporting requirements, the impact of this legal settlement is included in the Assurant Solutions segment statements of operations in Assurant, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed with the SEC.

Assurant Solutions (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	September 30, 2007	September 30, 2006
Gross written premiums:
Domestic:
Credit	$168,135	$167,738	$161,843	$179,255	$184,120	$182,489	$168,927	$497,716	$535,536
Service contracts	434,465	448,143	454,404	468,820	398,170	378,636	354,962	1,337,012	1,131,768
Other	22,353	22,014	20,865	26,905	25,851	24,335	31,478	65,232	81,664

Total Domestic	624,953	637,895	637,112	674,980	608,141	585,460	555,367	1,899,960	1,748,968

International:
Credit	219,945	201,353	191,415	184,448	175,417	159,208	161,024	612,713	495,649
Service contracts	118,754	86,948	79,582	112,893	91,407	71,330	66,256	285,284	228,993
Other	11,176	13,933	10,422	10,048	11,353	11,817	11,437	35,531	34,607

Total International	349,875	302,234	281,419	307,389	278,177	242,355	238,717	933,528	759,249

Total	$974,828	$940,129	$918,531	$982,369	$886,318	$827,815	$794,084	$2,833,488	$2,508,217

Preneed (face sales)	$107,341	$102,360	$86,058	$84,246	$105,031	$120,545	$123,688	$295,759	$349,264
Combined ratios (a):
Domestic	100.9%	100.8%	100.9%	100.1%	98.4%	99.1%	100.0%	100.9%	99.2%
International	102.3%	109.7%	102.1%	99.3%	101.7%	100.0%	95.2%	104.7%	99.2%
Preneed yield (1)	6.50%	6.27%	6.29%	6.36%	6.21%	6.35%	6.32%	6.29%	6.34%
Preneed average invested assets	$3,832,047	$3,650,784	$3,600,420	$3,600,069	$3,644,564	$3,565,666	$3,468,298	$3,717,137	$3,556,431
Investment yield (1)	5.84%	5.83%	5.80%	5.93%	5.67%	5.94%	5.77%	5.77%	5.75%
Real estate investment income (1)	$187	$1,045	$14,448	$276	$1,453	$—	$2,506	$15,680	$3,959

(a)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income excluding the preneed business.

(1)	Investment yield excludes investment income from real estate partnerships.

Assurant Specialty Property

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	September 30, 2007	September 30, 2006
Revenues:
Net earned premiums and other considerations	$445,211	$393,614	$367,041	$350,946	$313,644	$290,972	$252,749	$1,205,866	$857,365
Net investment income	25,862	23,667	21,869	20,204	19,584	17,923	16,790	71,398	54,297
Fees and other income	12,063	12,654	12,596	13,050	13,329	13,587	9,458	37,313	36,374

	483,136	429,935	401,506	384,200	346,557	322,482	278,997	1,314,577	948,036

Benefits, losses and expenses:
Policyholder benefits	129,354	130,866	116,787	112,409	115,379	110,474	70,459	377,007	296,312
Selling, underwriting, general and administrative expenses	177,738	159,292	170,799	173,454	148,540	122,369	109,089	507,829	379,998

	307,092	290,158	287,586	285,863	263,919	232,843	179,548	884,836	676,310

Income before provision for income taxes	176,044	139,777	113,920	98,337	82,638	89,639	99,449	429,741	271,726
Provision for income taxes	61,362	49,570	39,486	34,381	29,193	30,363	35,005	150,418	94,561

Net operating income	$114,682	$90,207	$74,434	$63,956	$53,445	$59,276	$64,444	$279,323	$177,165

Net Earned Premiums for selected product groupings:
Homeowners (Creditor Placed & Voluntary)	$317,607	$276,663	$250,889	$233,181	$198,733	$178,363	$142,892	$845,159	$519,988
Manufactured Housing (Creditor Placed & Voluntary)	54,132	50,452	50,670	51,774	52,535	54,184	55,968	155,254	162,687
Other	73,472	66,499	65,482	65,991	62,376	58,425	53,889	205,453	174,690

Total	$445,211	$393,614	$367,041	$350,946	$313,644	$290,972	$252,749	$1,205,866	$857,365

Gross Written Premiums for selected product groupings:
Homeowners (Creditor Placed & Voluntary)	$420,184	$380,099	$319,053	$330,882	$271,632	$247,538	$184,096	$1,119,336	$703,266
Manufactured Housing (Creditor Placed & Voluntary)	77,885	77,042	67,785	73,590	82,401	80,981	69,610	222,712	232,992
Other	156,235	150,435	112,322	121,711	130,820	127,555	101,386	418,992	359,761

Total	$654,304	$607,576	$499,160	$526,183	$484,853	$456,074	$355,092	$1,761,040	$1,296,019

Ratios:
Loss ratio (a)	29.1%	33.2%	31.8%	32.0%	36.8%	38.0%	27.9%	31.3%	34.6%
Expense ratio (b)	38.9%	39.2%	45.0%	47.7%	45.4%	40.2%	41.6%	40.8%	42.5%
Combined ratio (c)	67.2%	71.4%	75.8%	78.5%	80.7%	76.5%	68.5%	71.2%	75.7%
Investment yield (1)	5.46%	5.28%	5.51%	5.54%	5.62%	5.70%	5.82%	5.53%	5.63%
Real estate investment income (1)	$53	$297	$159	$—	$—	$—	$—	$509	$—

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.

(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.

(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.

(1)	Investment yield excludes investment income from real estate partnerships.

Assurant Health

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	September 30, 2007	September 30, 2006
Revenues:
Net earned premiums and other considerations	$514,233	$513,936	$512,784	$519,438	$521,527	$519,587	$523,405	$1,540,953	$1,564,519
Net investment income	15,753	16,290	19,270	16,415	17,689	17,110	24,001	51,313	58,800
Fees and other income	10,688	10,445	9,688	10,549	11,035	10,250	9,726	30,821	31,011

	540,674	540,671	541,742	546,402	550,251	546,947	557,132	1,623,087	1,654,330

Benefits, losses and expenses:
Policyholder benefits	326,479	329,327	317,784	328,769	325,325	321,322	325,401	973,590	972,048
Selling, underwriting, general and administrative expenses	153,928	159,088	161,410	160,411	155,186	163,019	162,712	474,426	480,917

	480,407	488,415	479,194	489,180	480,511	484,341	488,113	1,448,016	1,452,965

Income before provision for income taxes	60,267	52,256	62,548	57,222	69,740	62,606	69,019	175,071	201,365
Provision for income taxes	20,902	18,418	22,024	20,262	24,893	21,590	23,923	61,344	70,406

Net operating income	$39,365	$33,838	$40,524	$36,960	$44,847	$41,016	$45,096	$113,727	$130,959

Net earned premiums and other considerations:
Individual:
Individual medical	$323,490	$320,442	$314,662	$310,826	$305,246	$300,267	$297,338	$958,594	$902,851
Short-term medical	26,336	23,499	22,561	24,125	26,839	25,489	25,001	72,396	77,329

Subtotal	349,826	343,941	337,223	334,951	332,085	325,756	322,339	1,030,990	980,180
Small employer group	164,407	169,995	175,561	184,487	189,442	193,831	201,066	509,963	584,339

Total	$514,233	$513,936	$512,784	$519,438	$521,527	$519,587	$523,405	$1,540,953	$1,564,519

Assurant Health (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	September 30, 2007	September 30, 2006
Sales (Annualized issued premiums):
Individual:
Individual medical	$85,089	$100,468	$99,614	$88,154	$90,271	$76,616	$76,192	$285,171	$243,079
Short-term medical	35,285	33,606	31,939	29,078	34,841	33,612	35,014	100,830	103,467

Subtotal	120,374	134,074	131,553	117,232	125,112	110,228	111,206	386,001	346,546
Small employer group	27,414	28,307	29,520	28,652	33,336	32,527	34,573	85,241	100,436

Total	$147,788	$162,381	$161,073	$145,884	$158,448	$142,755	$145,779	$471,242	$446,982

Membership by product line:
Individual:
Individual medical	638	650	641	641	639	632	636	638	639
Short-term medical	101	99	85	87	99	105	100	101	99

Subtotal	739	749	726	728	738	737	736	739	738
Small employer group	171	181	191	207	216	226	239	171	216

Total	910	930	917	935	954	963	975	910	954

Ratios:
Loss ratio (a)	63.5%	64.1%	62.0%	63.3%	62.4%	61.8%	62.2%	63.2%	62.1%
Expense ratio (b)	29.3%	30.3%	30.9%	30.3%	29.1%	30.8%	30.5%	30.2%	30.1%
Combined ratio (c)	91.5%	93.1%	91.7%	92.3%	90.2%	91.4%	91.6%	92.1%	91.1%
Investment yield (1)	5.93%	5.84%	5.70%	5.69%	5.76%	5.83%	5.70%	5.81%	5.75%
Real estate investment income (1)	$107	$590	$3,535	$123	$646	$—	$7,372	$4,232	$8,018

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.

(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.

(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.

(1)	Investment yield excludes investment income from real estate partnerships.

Assurant Employee Benefits

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	September 30, 2007	September 30, 2006
Revenues:
Net earned premiums and other considerations	$284,029	$272,462	$296,673	$279,978	$291,232	$282,581	$326,111	$853,164	$899,924
Net investment income	38,046	39,408	51,887	39,049	39,893	38,744	40,839	129,341	119,476
Fees and other income	6,040	6,379	6,277	6,477	6,685	7,547	6,832	18,696	21,064

	328,115	318,249	354,837	325,504	337,810	328,872	373,782	1,001,201	1,040,464

Benefits, losses and expenses:
Policyholder benefits	195,698	184,361	212,534	193,273	196,727	195,195	245,439	592,593	637,361
Selling, underwriting, general and administrative expenses	101,237	101,062	98,026	102,353	103,726	101,827	99,114	300,325	304,667

	296,935	285,423	310,560	295,626	300,453	297,022	344,553	892,918	942,028

Income before provision for income taxes	31,180	32,826	44,277	29,878	37,357	31,850	29,229	108,283	98,436
Provision for income taxes	10,788	11,351	15,320	10,450	12,957	11,260	10,044	37,459	34,261

Net operating income	$20,392	$21,475	$28,957	$19,428	$24,400	$20,590	$19,185	$70,824	$64,175

Net earned premiums and other considerations by:
Major product grouping:
Group dental	$103,770	$102,567	$101,535	$104,448	$104,367	$108,010	$111,393	$307,872	$323,770
Group disability single premiums for closed blocks	12,283	—	22,847	—	12,393	—	33,920	35,130	46,313
All other group disability	114,904	115,539	118,189	119,812	119,679	119,847	121,586	348,632	361,112
Group life	53,072	54,356	54,102	55,718	54,793	54,724	59,212	161,530	168,729

Total	$284,029	$272,462	$296,673	$279,978	$291,232	$282,581	$326,111	$853,164	$899,924

Assurant Employee Benefits (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	September 30, 2007	September 30, 2006
Sales:
Group dental	$26,780	$19,747	$42,212	$17,119	$20,678	$12,843	$26,979	$88,739	$60,500
Group disability	12,314	14,121	20,394	11,126	12,362	10,022	13,633	46,829	36,017
Group life	6,210	7,051	11,875	5,859	6,954	5,344	6,681	25,136	18,979

Total	$45,304	$40,919	$74,481	$34,104	$39,994	$28,209	$47,293	$160,704	$115,496

Ratios:
Loss ratio (a)	68.9%	67.7%	71.6%	69.0%	67.5%	69.1%	75.3%	69.5%	70.8%
Expense ratio (b)	34.9%	36.2%	32.4%	35.7%	34.8%	35.1%	29.8%	34.4%	33.1%
Investment yield (1)	6.19%	6.21%	6.09%	6.32%	6.25%	6.17%	6.47%	6.17%	6.33%
Real estate investment income (1)	$187	$1,040	$14,164	$215	$1,130	$—	$—	$15,391	$1,130

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.

(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.

(1)	Investment yield excludes investment income from real estate partnerships.

Assurant Corporate and Other

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	September 30, 2007	September 30, 2006
Revenues:
Net earned premiums and other considerations	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	8,757	10,153	11,853	7,494	6,881	7,710	13,850	30,763	28,441
Net realized (losses) gains on investments	(13,076)	(3,086)	5,570	116,720	(2,675)	2,272	(4,452)	(10,592)	(4,855)
Amortization of deferred gains on disposal of businesses	8,298	8,246	8,349	9,017	9,428	10,022	8,833	24,893	28,283
Fees and other income	119	143	327	(148)	703	127	—	589	830

	4,098	15,456	26,099	133,083	14,337	20,131	18,231	45,653	52,699

Benefits, losses and expenses:
Policyholder benefits	—	—	—	—	—	5	—	—	5
Selling, underwriting, general and administrative expenses	28,060	19,294	16,119	32,995	17,678	15,764	16,639	63,473	50,081
Interest expense	15,288	15,296	15,297	15,306	15,307	15,315	15,315	45,881	45,937

	43,348	34,590	31,416	48,301	32,985	31,084	31,954	109,354	96,023

(Loss) income before provision for income taxes and cumulative effect of change in accounting principle	(39,250)	(19,134)	(5,317)	84,782	(18,648)	(10,953)	(13,723)	(63,701)	(43,324)
Provision for income taxes	(14,625)	(9,684)	3,210	32,910	(5,552)	(4,059)	(6,176)	(21,099)	(15,787)

Net operating (loss) income before cumulative effect of change in accounting principle	(24,625)	(9,450)	(8,527)	51,872	(13,096)	(6,894)	(7,547)	(42,602)	(27,537)
Cumulative effect of change in accounting principle	—	—	—	—	—	—	1,547	—	1,547

Net operating (loss) income	$(24,625)	$(9,450)	$(8,527)	$51,872	$(13,096)	$(6,894)	$(6,000)	$(42,602)	$(25,990)

Real estate investment income	$—	$—	$1,234	$—	$—	$—	$4,857	$1,234	$4,857
Corporate and Other Reconciliation
Assurant Corporate and Other Segment Net Operating Income	$(24,625)	$(9,450)	$(8,527)	$51,872	$(13,096)	$(6,894)	$(6,000)	$(42,602)	$(25,990)
Adjustments, net of tax:
Amortization of deferred gains on disposal of businesses	(5,394)	(5,360)	(5,427)	(5,861)	(6,128)	(6,514)	(5,741)	(16,181)	(18,383)
Interest expense	9,937	9,942	9,943	9,949	9,950	9,955	9,955	29,822	29,860
Net realized losses (gains) on investments	8,499	2,006	(3,621)	(75,868)	1,739	(1,477)	2,894	6,884	3,156
Cumulative effect of change in accounting principle	—	—	—	—	—	—	(1,547)	—	(1,547)

Corporate and other per Reconciliation of Net Operating Income to Net Income (page 5)	$(11,583)	$(2,862)	$(7,632)	$(19,908)	$(7,535)	$(4,930)	$(439)	$(22,077)	$(12,904)

Assurant, Inc. and Subsidiaries

Investments

(Unaudited)

($ in thousands)	As of September 30, 2007		As of December 31, 2006
Investments by Type
Fixed maturities: available for sale, at fair value	$9,891,107		$9,118,049
Equity securities: available for sale, at fair value
Preferred stocks	684,579		740,603
Common stocks	22,625		1,036
Commercial mortgage loans on real estate, at amortized cost	1,407,742		1,266,158
Policy loans	57,747		58,733
Cash and short-term investments	1,134,622		1,301,786
Collateral held under securities lending	654,860		365,958
Other investments	546,731		564,494

Total	$14,400,013		$13,416,817

Fixed Maturity Securities by Credit Quality (Fair Value)
Aaa / Aa / A	$6,758,495	69%	$6,127,830	67%
Baa	2,489,066	25%	2,386,317	26%
Ba	518,604	5%	479,037	5%
B and lower	124,942	1%	124,865	2%

Total	$9,891,107	100%	$9,118,049	100%

Fixed Maturity Securities by Issuer Type (Fair Value)
U.S government and government agencies and authorities	$342,322	3%	$327,463	3%
State, municipalities and political subdivisions	555,992	6%	236,429	3%
Foreign government	810,436	8%	652,662	7%
Public utilities	1,117,131	11%	1,104,167	12%
Mortgage backed securities	1,077,444	11%	1,206,597	14%
All other corporate bonds	5,987,782	61%	5,590,731	61%

Total	$9,891,107	100%	$9,118,049	100%

Assurant, Inc. and Subsidiaries

Investment Results by Asset Category and Annualized Yields

(Unaudited)

	For the Three Months Ended September 30, 2007			For the Three Months Ended September 30, 2006			For the Nine Months Ended September 30, 2007			For the Nine Months Ended September 30, 2006
($ in thousands)	Yield	Investment Income	Realized Gain (Loss)	Yield	Investment Income	Realized Gain (Loss)	Yield	Investment Income	Realized Gain (Loss)	Yield	Investment Income	Realized Gain (Loss)
Fixed maturities: available for sale, at fair value	6.00%	$143,810	$(13,664)	5.88%	$132,429	$(1,758)	5.94%	$415,481	$(15,230)	5.83%	$386,996	$(4,632)
Equity securities: available for sale, at fair value	6.47%	11,927	(4,669)	6.45%	12,230	(961)	6.49%	35,965	(6,094)	6.66%	37,533	(2,578)
Commercial mortgage loans on real estate, at amortized cost	6.79%	23,457	—	6.70%	21,038	(70)	6.78%	67,590	—	7.18%	66,800	(404)
Policy loans	5.22%	755	—	1.37%	202	—	6.53%	2,850	—	5.66%	2,532	—
Cash and short-term investments	4.79%	14,434	93	4.50%	10,236	3	4.73%	43,448	120	4.08%	30,709	151
Other investments	4.35%	5,950	5,164	7.93%	10,673	111	13.14%	54,813	10,612	11.67%	47,757	2,608

Total		200,333	$(13,076)		186,808	$(2,675)		620,147	$(10,592)		572,327	$(4,855)

Investment expenses		(6,284)			(6,136)			(18,900)			(18,655)

Net investment income		$194,049			$180,672			$601,247			$553,672

Gross realized gain			$8,847			$5,262			$30,009			$22,072
Gross realized loss			(15,224)			(7,937)			(33,902)			(26,927)
Other than temporary impairments on available for sale securities			(6,699)			—			(6,699)			—

Net realized (losses)			$(13,076)			$(2,675)			$(10,592)			$(4,855)

Assurant, Inc. and Subsidiaries

Summary of Net Operating Income Disclosed Items - (Note 1)

Income / (Expense) Items

(unaudited)

		For the Three Months Ended
		September 30, 2007		June 30, 2007		March 31, 2007		December 31, 2006		September 30, 2006		June 30, 2006		March 31, 2006
($ in millions, after-tax)		$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS
Assurant Solutions:
Closed block of extended service contracts	(a)	$—	—	$—	—	$—	—	$—	—	$5.4	0.04	$—	—	$—	—
Fees/(Expenses) from sale of US pre-need independent franchise	(a)(c)	$—	—	$3.5	0.03	$—	—	$—	—	$—	—	$(0.7)	(0.01)	$(1.3)	(0.01)
Loss from repriced/discontinued international product	(b)(c)	$(2.2)	(0.02)	$(4.4)	(0.04)	$—	—	$—	—	$—	—	$—	—	$—	—
Reconciliation of commissions payable accounts	(c)	$0.6	0.01	$4.5	0.04	$—	—	$—	—	$—	—	$—	—	$—	—
Assurant Specialty Property:
Reconciliation of commissions payable accounts	(c)	$2.3	0.02	$5.5	0.04	$—	—	$—	—	$—	—	$—	—	$—	—
Processing fees for the National Flood Insurance Program	(b)	$—	—	$—	—	$—	—	$—	—	$0.3	0.00	$1.3	0.01	$5.2	0.04
Catastrophe losses, net of reinsurance	(b)	$—	—	$—	—	$—	—	$—	—	$—	—	$(4.5)	(0.03)	$—	—
Client related settlements	(b)	$—	—	$—	—	$—	—	$5.5	0.04	$—	—	$—	—	$—	—
Assurant Health:
Legal related settlements	(c)	$—	—	$—	—	$—	—	$—	—	$2.6	0.02	$—	—	$—	—
Assurant Corporate and Other:
Assurant Foundation funding	(c)	$—	—	$—	—	$—	—	$(3.3)	(0.03)	$—	—	$—	—	$—	—
Expenses related to SEC investigation	(c)	$(3.2)	(0.03)	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—
Change in certain tax liabilities	(d)	$(0.6)	(0.01)	$2.9	0.02	$(5.8)	(0.05)	$(6.2)	(0.05)	$—	—	$—	—	$—	—

Statement of Operations line impact:

(a)	Fees and other income

(b)	Policyholder benefits

(c)	Selling, underwriting, general and administrative expenses

(d)	Income taxes

(Note 1) Schedule excludes investment income from real estate joint ventures, which are shown separately in the Consolidated and Segment statements of operations.